                                                                   EXHIBIT 10.24

PRICEWATERHOUSECOOPERS


                          SUPPLEMENTARY RETIREMENT PLAN

                                       FOR

                              DESIGNATED EMPLOYEES

                                       OF

                      ADESA CANADA INC. AND ITS SUBSIDIARY
                            AND ASSOCIATED COMPANIES


                            EFFECTIVE JANUARY 1, 2002

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                                TABLE OF CONTENTS

                                                                                                  PAGE
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
SECTION I    INTRODUCTION............................................................................1

     1.1.    Background..............................................................................1
     1.2.    Purpose.................................................................................1
     1.3.    Effective Date..........................................................................1
     1.4.    Unfunded Plan...........................................................................1
     1.5.    Interpretation..........................................................................1

SECTION II   MEMBERSHIP & ELIGIBILITY................................................................2

     2.1.    Eligibility.............................................................................2
     2.2.    Membership Date.........................................................................2
     2.3.    Cessation of Membership.................................................................2
     2.4.    Age Limitation..........................................................................3
     2.5.    Waiving of Membership and Eligibility Requirements......................................3

SECTION III  Notional Accounts.......................................................................4

     3.1.    Contributions...........................................................................4
     3.2.    Notional Account........................................................................4
     3.3.    Determination of Annual Credit..........................................................4
     3.4.    Allocation of Annual Credit.............................................................4
     3.5.    Investment Return on Notional Account...................................................4
     3.6.    Ineligible Service......................................................................5
     3.7.    Temporary Absence or Maternity/Parental Leave...........................................5
     3.8.    Vesting.................................................................................5

SECTION IV   PAYMENT OF BENEFITS.....................................................................6

     4.1.    Calculation of Benefits.................................................................6
     4.2.    Termination Benefits....................................................................6
     4.3.    Retirement Benefits.....................................................................6
     4.4.    Death Benefits..........................................................................7
     4.5.    Beneficiary Designation.................................................................7

SECTION V    ADMINISTRATION..........................................................................8

     5.1.    Administrator...........................................................................8
     5.2.    Extension of Time for Elections.........................................................8
     5.3.    Payments to Minors and Incompetents.....................................................8
     5.4.    Notices, Forms, Waivers and Elections...................................................9

                                      - i -
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                                TABLE OF CONTENTS
                                   (CONTINUED)

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                                                                                                  PAGE
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
SECTION VI   AMENDMENT TO OR TERMINATION OF THE PLAN................................................10

     6.1.    Continuation and Amendment.............................................................10
     6.2.    Plan Wind Up...........................................................................10
     6.3.    Cessation of Membership on Plan Wind Up................................................10

SECTION VII  GENERAL PROVISIONS.....................................................................11

     7.1.    Employment Rights......................................................................11
     7.2.    Effect of Misstatements................................................................11
     7.3.    Non-Assignment of Rights...............................................................11
     7.4.    Expenses...............................................................................11
     7.5.    Rights and Interests of Members........................................................11
     7.6.    Construction...........................................................................12

SECTION VIII GLOSSARY...............................................................................13

     8.1.    Defined Terms..........................................................................13

APPENDIX A   .......................................................................................16

                                     - ii -
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                                    SECTION I

                                  INTRODUCTION

1.1. BACKGROUND

     ADESA Canada Inc. (the "Company") has established a group registered retirement savings plan and a deferred profit sharing plan for employees of the Company (the "Base Plan"), effective February 1, 2001. The Base Plan is registered under the provisions of the Income Tax Act. The Income Tax Act restricts the benefits that may be provided by these plans.

1.2. PURPOSE

     The Company has established this Supplementary Retirement Plan for Designated Employees of the Company and its Subsidiary and Associated Companies (the "Plan") with the object of retaining participating employees at the Company's Canadian Central Office and providing participating employees with enhanced benefits that, when added to benefits payable from the Base Plan, will enable participating employees to enhance income upon retirement.

1.3. EFFECTIVE DATE

     The Plan is effective January 1, 2002.

1.4. UNFUNDED PLAN

     The Company shall not be obliged to fund the Plan but may do so in its absolute and uncontrolled discretion.

1.5. INTERPRETATION

     The capitalized words and phrases used in this document are defined in the Glossary in Section VIII.

     The titles and headings that appear throughout this document are inserted for convenience and ease of understanding. These titles and headings shall not be used to determine the purpose, meaning or intention of the provisions of the Plan to which they are appended.

     Unless the context requires otherwise, the masculine gender includes the feminine and the singular includes the plural, and vice versa. A reference to a Section, Subsection or Paragraph is a reference to a Section, Subsection or Paragraph of the Plan, unless otherwise indicated.

                                   SECTION II

                            MEMBERSHIP & ELIGIBILITY

2.1. ELIGIBILITY

     An Employee may become a Member on or after the completion of 12 months as an Employee on the date determined by the Company provided that the Employee has been designated by the Company as being eligible to join the Plan. The names of eligible Employees and the Employees' eligibility dates shall be set out in Section A.1 of Appendix A.

2.2. MEMBERSHIP DATE

     An Employee who, in accordance with Subsection 2.1, is eligible to join the Plan may elect to become a Member of the Plan by filing the designated form with the Company.

     If the Employee files the designated form within 60 days of the Employee's eligibility date as set out in Section A.1 of Appendix A, the Employee shall become a Member effective as of that eligibility date. However, if the Employee files the designated form with the Company more than 60 days from the Employee's eligibility date, the Employee shall become a Member on the first day of the month following the month in which the Employee filed the form.

2.3. CESSATION OF MEMBERSHIP

     An individual shall cease to be a Member on the earliest of the following dates:

     (a)  the date of the individual's Termination or Retirement;

     (b) December 31 of the calendar year in which the Member attains 69 years of age; and

     (c) unless the individual immediately commences Designated Service, the date that the individual ceases to be employed with the Company at the Canadian Central Office location. Where an individual's membership ceases in accordance with this Paragraph 2.3(c) the individual shall be deemed to have Retired for the purpose of determining the individual's rights and options under this Plan. The Company reserves the right to use its sole discretion to decide whether an Employee ceases to be employed with the Company at the Canadian Central Office location.

     No Member may withdraw from the Plan while a Member except as provided in this Subsection. Any individual who ceases to be a Member under this Subsection shall continue to be a Member for the sole purpose of making any necessary elections under the Plan.

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2.4. AGE LIMITATION

     Notwithstanding Subsections 2.1 and 2.2, an Employee cannot become a Member after the end of the calendar year in which the Employee's 69th birthday occurs.

2.5. WAIVING OF MEMBERSHIP AND ELIGIBILITY REQUIREMENTS

     The Company may, at its sole discretion, waive the requirements for membership and eligibility in Subsections 2.1 and 2.2. Any waiver under either of these Subsections in respect of any particular Employee shall have no precedential value with respect to any waiver in respect of any other Employee.

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                                   SECTION III

                                NOTIONAL ACCOUNTS

3.1. CONTRIBUTIONS

     No Member contributions are required or allowed.

3.2. NOTIONAL ACCOUNT

     The Company shall establish a Notional Account in respect of each Member effective as of the Membership Date.

3.3. DETERMINATION OF ANNUAL CREDIT

     The Annual Credit for each Member shall be determined based on the Member's Base Earnings in excess of $100,000, as at January 1 of each year, and the amount that corresponds in the scale in Section A.3 of Appendix A.

     The Annual Credit shall be reflected in the Member's Notional Account on January 1 of each year in respect of that particular year. Adjustments, if applicable, shall be made to the Annual Credit, in accordance with the provisions of Subsection 3.6 and 3.7, on December 31 of the particular year, before the Investment Return is applied to the Member's Notional Account.

     In the year of Termination, Retirement or death of a Member, the Annual Credit shall be pro rated to reflect the portion of the year the Member was Actively Employed.

3.4. ALLOCATION OF ANNUAL CREDIT

     The Company shall allocate to each Member's Notional Account an amount equal to the Annual Credit as determined in accordance with Subsection 3.3.

3.5. INVESTMENT RETURN ON NOTIONAL ACCOUNT

     Investment Returns shall be credited to each Member's Notional Account on December 31 of each year based on the following formula:

                                  A X (B/C - 1)

     where

     A is equal to the Member's Notional Account balance on January 1 of the particular year, including the Annual Credit for the current year in accordance with the determination of such amount in Subsection 3.3

     B    is equal to the Index on December 31 of the particular year

     C    is equal to the Index on January 1 of the particular year

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3.6. INELIGIBLE SERVICE

     For the purpose of determining the Annual Credits pursuant to Subsection 3.3, Base Earnings shall be reduced on a pro rata basis for any consecutive period of ten or more days that a Member is not Actively Employed with the Company.

     For clarity, ineligible service shall not include periods of regularly scheduled vacation time.

3.7. TEMPORARY ABSENCE OR MATERNITY/PARENTAL LEAVE

     Notwithstanding Paragraph 3.6(i), for a Member who is not Actively Employed with the Company and is on a period of Temporary Absence or Maternity/Parental Leave, Base Earnings shall be deemed to be equal to the Base Earnings that the Member would have received in a calendar year if the Member's Active Employment had not been interrupted by a period of Temporary Absence or Maternity/parental Leave.

3.8. VESTING

     All Annual Credits allocated to a Member in accordance with this Section III are immediately vested in the Member.

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                                   SECTION IV

                               PAYMENT OF BENEFITS

4.1. CALCULATION OF BENEFITS

     Upon a Member's Termination or Retirement, the Member shall be entitled to a benefit equal to:

                                    A + B + C

     where:

     A is equal to the Annual Credit allocated to the Member's Notional Account pursuant to Section III in the calendar year of the Member's Termination or Retirement;

     B is equal to the Member's Notional Account Balance at the end of the calendar year preceding the calendar year of the Member's Termination or Retirement; and

     C is equal to the Investment Return that would have been achieved in the calendar year of Termination or Retirement on the sum of (A) and (B) if the amounts had been invested only to the end of the month preceding the Member's Termination or Retirement date.

4.2. TERMINATION BENEFITS

     Where a Member Terminates, the Member's entitlement to Termination Benefits calculated in accordance with Subsection 4.1 shall be paid to the Member as a Lump Sum Payment.

4.3. RETIREMENT BENEFITS

     Where a Member Retires, the Member may elect to receive his Retirement Benefits calculated in accordance with Subsection 4.1 as a Lump Sum Payment or as multiple Partial Payments.

     The Member shall elect the desired form of payment within 60 days of the date of the Member's Retirement. If at the end of 60 days no election has been received by the Company, the Member shall be deemed to have elected a Lump Sum Payment.

     A Lump Sum Payment shall be paid as soon as practicable to the Member. However, if in accordance with the preceding paragraph the Member elected to receive his entitlement in Partial Payments, the Member shall be paid his entitlement in an amount and over a period that is mutually agreed to between the Member and the Company, which period shall not exceed 36 months from the date that the Company received the Member's election. Partial Payments may not be made more frequently than once every 12 months in the 36 month period.

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4.4. DEATH BENEFITS

     Where a Member dies prior to having received Termination Benefits pursuant to Subsection 4.2 or Retirement Benefits pursuant to Subsection 4.3, the Member's Beneficiary shall receive by Lump Sum Payment, a Death Benefit that is equal to the Termination Benefit that the Member would have received had the Member Terminated on the day preceding the date of the Member's death.

4.5. BENEFICIARY DESIGNATION

     A Member may designate a Beneficiary under the Plan by filing a written notice with the Company.

     If a Member has failed to designate a Beneficiary the Spouse of the Member or, if there is no Spouse, the estate of the Member, shall be considered to be the Member's Beneficiary.

     A Member may change or revoke any beneficiary designation by written notice filed with the Company prior to the Member's death. The Company shall not be responsible for the legal sufficiency of any such change or revocation.

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                                    SECTION V

                                 ADMINISTRATION

5.1. ADMINISTRATOR

     The Company shall be responsible for the overall operation and administration of the Plan. The Company shall have full power and authority to administer the Plan and, without limiting the generality of the foregoing, shall have the following specific powers and authority:

     (a) to make and to enforce such rules, regulations and practices as the Company shall consider necessary or proper for the efficient administration of the Plan;

     (b) to decide all questions and to make interpretations concerning the Plan, which decisions and interpretations shall be final;

     (c) to make all approvals and consents required by the Plan unless specifically required of another person or entity;

     (d) to employ one or more agents to carry out any act required to be done in the administration of the Plan;

     (e) to compute the amounts of benefits or other payments which shall be payable to any person in accordance with the Plan and to determine the persons to whom such amounts shall be paid in accordance with the Plan; and

     (f)  to authorize payments to be made in respect of the Plan.

5.2. EXTENSION OF TIME FOR ELECTIONS

     The Company reserves the right to extend the time limits for any of the elections provided for by the terms of the Plan.

5.3. PAYMENTS TO MINORS AND INCOMPETENTS

     In the event that the Company finds that any individual entitled to any benefit under the Plan is, at the time when such benefit becomes payable, a minor or is physically, mentally or otherwise legally incompetent to receive such benefit or to give a valid release therefor, the Company may cause the payments becoming due to be paid to another person for the benefit of the minor or legally incompetent individual without responsibility on the part of the Company to follow the application of the payment. Any such payment shall be a payment for the account of such individual and shall operate as a complete discharge of all liability therefor under the Plan.

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5.4. NOTICES, FORMS, WAIVERS AND ELECTIONS

     Any notice, form, waiver, other communication or election to be delivered or communicated for any purpose of the Plan shall be delivered or communicated, as the case may be, in such form and executed in such manner as the Company shall determine from time to time.

     Any person entitled to any benefit under the Plan shall be responsible for delivering a written notice of any change in the person's mailing address to the Company.

     Any notices, forms, waivers, consents, approvals, other communications or payments required or permitted to be given by the Company under the Plan shall be sufficiently given, served or delivered if delivered personally or sent by first class mail to the individual's last known address, or by such other method as agreed to by the Company. Any such document sent by first class mail is deemed to be given, served or delivered on the 5th day after the day of mailing.

     If any payment mailed by first class regular mail is returned, the mailing of payments may be stopped by the Company until the individual entitled to any benefit under the Plan makes demand therefor in writing and gives notice of the individual's current address.

     Any notices, forms, waivers, consents, approvals, or other communications required or permitted to be given by an individual to the Company shall be mailed by first class mail or courier or delivered by hand to the following address or any other address specified by the Company from time to time:

          ADESA Canada Inc.
          50 Burnamthorpe Road West, Suite 800
          Mississauga, Ontario
          L5B 3C2

          Attention: President

     Except as otherwise indicated herein, any document received by the Company will have effect, under the terms of the Plan, as of the date of receipt. The Company shall not be responsible for determining the veracity of the content of any such document or of the signatures contained therein.

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                                   SECTION VI

                     AMENDMENT TO OR TERMINATION OF THE PLAN

6.1. CONTINUATION AND AMENDMENT

     The Company expects and intends to maintain the Plan in force indefinitely, but necessarily reserves the right to amend or terminate the Plan, either in whole or in part, at any time (including retroactively). No amendment to the Plan shall reduce the benefits accrued to Members or former Members prior to the date of the amendment.

6.2. PLAN WIND UP

     The Company may terminate and/or wind up the Plan at any time by resolution of the Board of Directors of the Company.

6.3. CESSATION OF MEMBERSHIP ON PLAN WIND UP

     As of the date of the termination or wind up of the Plan, each Member shall cease being a Member of the Plan. As of the date of termination or wind up, each Member shall be treated as having Terminated.

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                                   SECTION VII

                               GENERAL PROVISIONS

7.1. EMPLOYMENT RIGHTS

     The establishment and implementation of the Plan shall not constitute an enlargement of any rights which a Member or other Employee has apart from the Plan. The rights conferred herein shall not be used to increase damages in respect of the dismissal or termination of employment of any Member or other Employee.

7.2. EFFECT OF MISSTATEMENTS

     If any Member, or any other person entitled to a benefit under the Plan, misstates any fact to the Company that would affect a benefit payable under the Plan, the benefit shall not be invalidated. Nevertheless, the amount of the benefit shall be adjusted retroactively to the amount which would have been payable if such fact or facts had not been misstated. In no event, however, shall there be any liability on the Company to pay any greater benefit with respect to any such Member, or other person, than the benefits that would have been payable in accordance with Section IV on the basis of the true facts.

7.3. NON-ASSIGNMENT OF RIGHTS

     No right of a person under the Plan, including money payable or transferred hereunder, may be surrendered, assigned, charged, anticipated or given as security. For the purposes of this Subsection, an assignment does not include:

     (a) an assignment pursuant to a decree, order or judgment of a competent tribunal or a written agreement in settlement of rights arising out of the breakdown of a marriage or other conjugal relationship between a Member or former Member and the Member's or former Member's Spouse or former Spouse; or

     (b) an assignment by the legal representative of a deceased Member on the distribution of the Member's estate.

7.4. EXPENSES

     All reasonable fees and expenses incurred in connection with the Plan, including but not limited to the Company's reasonable internal expenses, and the expenses associated with the establishment administration and record keeping services of the Plan, shall be paid by the Company.

7.5. RIGHTS AND INTERESTS OF MEMBERS

     No Member, former Member, retired Member, Spouse or Beneficiary under the Plan, or any other individual or group of individuals, shall have any interest in or right to any benefits except and to the extent expressly provided in this Plan.

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7.6. CONSTRUCTION

     The Plan shall be governed and construed in accordance with the laws of Canada and of any provincial jurisdiction applicable to the Plan or to benefits payable under the Plan.

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                                  SECTION VIII

                                    GLOSSARY

8.1. DEFINED TERMS

     "ACTIVELY EMPLOYED" means the daily performance of the duties assigned or reasonably related to the Employee's position. The Company reserves the right to use its sole discretion to decide whether a Member is Actively Employed in a day or for a period of days. "Active Employment" has a corresponding meaning.

     "ANNUAL CREDIT" means the amount determined in accordance with Subsection 3.3.

     "BENEFICIARY" means the person designated as such under Subsection 4.5.

     "BASE EARNINGS" means total annual salary or wages from the Company before deductions, and excluding overtime pay, incentive compensation, bonuses and taxable benefits. Where there is any uncertainty as to whether an amount should be included in Base Earnings in respect of a Member, the Company shall have the sole discretion to adopt an administrative practice in accordance with Subsection 5.1, which shall be applied on the same basis to all Members.

     "COMPANY" means ADESA Canada Inc. or its successor, and any subsidiary or associated company which may become bound by the terms of the Plan. Where the terms of the Plan require action to be taken or a determination made by the Company then, for such purposes, Company shall mean ADESA Canada Inc.

     "CANADIAN CENTRAL OFFICE" means the Company location at 50 Burnamthorpe Road West, Suite 800, Mississauga, Ontario, L5B 3C2, and/or such other location that is designated by the Company.

     "DEATH BENEFITS" means the benefits determined in accordance with Subsection 4.4.

     "DESIGNATED SERVICE" means any period of one or more days during which a Member is Actively Employed with the Company at a location other than Canadian Central Office and that has been designated by the Company as Designated Service. Evidence of a Member's Designated Service shall be set out in Section A.2 of Appendix A.

     "EMPLOYEE" means an individual who is employed by the Company.

     "INDEX" means the TSE 300 Composite Index until April 30, 2002, and the S&P/TSE Composite Index from May 1, 2002, onwards, or such other index as is designated by the Company in its sole discretion.

     "INVESTMENT RETURN" means the amount determined in accordance with Subsection 3.5.

     "LUMP SUM PAYMENT" means a lump sum cash payment to the recipient equal to the Member's Notional Account Balance, less applicable withholding taxes.

     "MEMBER" means an individual who is identified in Section A.1 of Appendix A as being eligible to join the Plan and who has filed a membership form in accordance with Section 2.2. An individual shall cease to be a Member on the date determined in accordance with Subsection 2.3, provided that the individual shall continue to be a Member thereafter for the sole purpose of making any necessary elections under the Plan.

     "MEMBERSHIP DATE" means, in respect of a Member, the date determined in accordance with Subsection 2.2.

     "NOTIONAL ACCOUNT" means an unfunded account established to maintain a record of Member benefit entitlements determined in accordance with Section IV.

     "NOTIONAL ACCOUNT BALANCE" means, at the relevant time, the compounded sum of each year's Annual Credit and Investment Return.

     "PARTIAL PAYMENT" means a lump sum cash payment to the recipient equal to the Member's Notional Account Balance, less applicable withholding taxes.

     "PLAN" means the Supplementary Retirement Plan for Designated Employees of ADESA Canada Inc. and its Subsidiary and Associated Companies, effective January 1, 2002, and as amended from time to time thereafter.

     "PLAN WIND UP" means termination of the Plan by the Company in accordance with Section VI.

     "RETIREMENT" means cessation of a Member's employment for any reason other than death on or after age 50. "Retired" has a corresponding meaning. The Company reserves the right to use its sole discretion to decide whether a Member has Retired.

     "RETIREMENT BENEFITS" means the benefits determined in accordance with Subsection 4.3.

     "SPOUSE" means, in relation to a Member or former Member,

     (a) if there is no person described in paragraph (b), a person who is married to the Member or former Member or who is party to a void marriage with the Member or former Member, or

     (b) a person who is cohabiting with the Member or former Member in a conjugal relationship at the relevant time, having so cohabited with the Member or former Member for at least one year,

     The determination of an individual's status as the Spouse of a Member is to be upon the occurrence of specific events set out in the Plan.

     "TEMPORARY ABSENCE" means any period, not to exceed 10 consecutive business days in a calendar year, during which an Employee is unable to remain Actively Employed with the Company. Temporary Absence shall not include regularly scheduled vacation time.

     The Company reserves the right to use its sole discretion to determine whether an Employee is not Actively Employed with the Company due to a Temporary Absence.

     "TERMINATION" means cessation of a Member's employment with the Company for any reason other than death before age 50. "Terminated" and "Terminates" have corresponding meanings. The Company reserves the night to use its sole discretion to determine whether a Member has Terminated.

     "TERMINATION BENEFITS" means the benefits determined in accordance with Subsection 4.2.

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                                   APPENDIX A

A.1  ELIGIBILITY

     In accordance with Subsection 2.1 of the Plan, the Employees named below shall be eligible to join as Members on the following dates:

     EMPLOYEE NAME                                       ELIGIBILITY DATE
     -------------                                       ----------------
     Anna Marie Fosbrooke                                January 1, 2002
     Dale Hewitt                                         January 1, 2002
     Debbie Melady                                       January 1, 2002
     Cheryl Munce                                        January 1, 2002
     Brian Ormond                                        January 1, 2002
     Benjamin Skuy                                       January 1, 2002
     Shery1 Watson                                       January 1, 2002

A.2  DESIGNATED SERVICE

     In accordance with Subsection 2.3 of the Plan, the Members named below shall be entitled to the following Designated Service:

     EMPLOYEE NAME                                       ELIGIBILITY DATE
     -------------                                       ----------------




A.3  SCALE OF ANNUAL CREDITS

     Using the following scale, a Member's Annual Credit pursuant to Section III shall be based on the value of the Member's Base Earnings that exceed $100,000 ("Excess Earnings") and the amount that corresponds to the range that accommodates the Member's Excess Earnings (the row in which Excess Earnings are equal to or greater than the lower amount in the range and less than the greater amount).

     IF EXCESS EARNINGS ARE EQUAL
     TO OR GREATER THAN:                      AND LESS THAN:                    THE ANNUAL CREDIT IS:
     ----------------------------             --------------                    ---------------------
     $       0                                $   5,000                         $  8,400
     $   5,000                                $  10,000                         $  8,800
     $  10,000                                $  15,000                         $  9,200
     $  15,000                                $  20,000                         $  9,600
     $  20,000                                $  25,000                         $ 10,000
     $  25,000                                $  30,000                         $ 10,400
     $  30,000                                $  35,000                         $ 10,800

     $  35,000                                $  40,000                         $ 11,200
     $  40,000                                $  45,000                         $ 11,600
     $  45,000                                $  50,000                         $ 12,000
     $  50,000                                $  55,000                         $ 12,400
     $  55,000                                $  60,000                         $ 12,800
     $  60,000                                $  65,000                         $ 13,200
     $  65,000                                $  70,000                         $ 13,600
     $  70,000                                $  75,000                         $ 14,000
     $  75,000                                $  80,000                         $ 14,400
     $  80,000                                $  85,000                         $ 14,800
     $  85,000                                $  90,000                         $ 15,200
     $  90,000                                $  95,000                         $ 15,600
     $  95,000                                $ 100,000                         $ 16,000
     $ 100,000                                $ 105,000                         $ 16,400
     $ 105,000                                $ 110,000                         $ 16,800
     $ 110,000                                $ 115,000                         $ 17,200
     $ 115,000                                $ 120,000                         $ 17,600
     $ 120,000                                $ 125,000                         $ 18,000
     $ 125,000                                $ 130,000                         $ 18,400
     $ 130,000                                $ 135,000                         $ 18,800
     $ 135,000                                $ 140,000                         $ 19,200
     $ 140,000                                $ 145,000                         $ 19,600
     $ 145,000                                $ 150,000                         $ 20,000
     $ 150,000                                $ 155,000                         $ 20,400
     $ 155,000                                $ 160,000                         $ 20,800
     $ 160,000                                $ 165,000                         $ 21,200
     $ 165,000                                $ 170,000                         $ 21,600
     $ 170,000                                $ 175,000                         $ 22,000
     $ 175,000                                $ 180,000                         $ 22,400
     $ 180,000                                $ 185,000                         $ 22,800
     $ 185,000                                $ 190,000                         $ 23,200
     $ 190,000                                $ 195,000                         $ 23,600
     $ 195,000                                $ 200,000                         $ 24,000